EXHIBIT 10-2

The Procter & Gamble 2009 Stock and Incentive Compensation Plan - Additional Terms and Conditions

Form KM

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 6;

(b)    “Forfeiture Date” is the date identified as such in your Award Letter;

(c)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(h)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) death; (ii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble where you are employed through June 30th following the Grant Date; or (iii) Special Separation where you are employed through June 30th following the Grant Date. In the event of your death during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death. In the event of your Retirement or Special Separation where you are employed through June 30th following the Grant Date, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your Retirement or Special Separation.

(c)    Upon your death, while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.     Consent

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

FORM KMW

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR KEY MANAGER RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 6;

(b)     “Forfeiture Date” is the date identified as such in your Award Letter;

(c)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(h)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your death; (ii) Retirement in accordance with the provisions of any appropriate Retirement plan of Procter & Gamble; or (iii) Special Separation. In the event of your death during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death. In the event of your Retirement or Special Separation, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company the date of your Retirement or Special Separation.

(c)    Upon your death while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i)the Forfeiture Date (if any) shall become the date the change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form OPN

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(b);

(b)    “Data” has the meaning described in Section 7;

(c)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d)    “Dividend Equivalents” has the meaning described in Section 3;

(e)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(f)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(h)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(i)    “Settlement Period” means the period from the Grant Date until the later of the Original Settlement Date or the Agreed Settlement Date;

(j)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(c)    Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan and (ii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the Settlement period, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.    Governing Law.

The validity, interpretation, performance and enforcements of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form OPNND

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(b);

(b)    “Data” has the meaning described in Section 6;

(d)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(e)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(f)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(g)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(h)    “Settlement Period” means the period from the Grant Date until the later of the Original Settlement Date or the Agreed Settlement Date;

(i)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit .

(b)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(c)    Upon your death while you hold Restricted Stock Units, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan and (ii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value.

3.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.    Governing Law.

The validity, interpretation, performance and enforcements of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(c);

(b)    “Data” has the meaning described in Section 7;

(c)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d)    “Dividend Equivalents” has the meaning described in Section 3;

(e)    “Forfeiture Date” is the date identified as such in your Award Letter;

(f)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(j)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(k)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble; (iii) death; or (iv) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your retirement in accordance with the provisions of any appropriate retirement plan of Procter & Gamble during the Forfeiture Period, you will retain your Restricted Stock Units subject to the Plan and these Terms and Conditions. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d)    Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii)if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(f)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(g)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.     Consent

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD-A

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(c);

(b)    “Data” has the meaning described in Section 7;

(c)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d)    “Dividend Equivalents” has the meaning described in Section 3;

(e)    “Forfeiture Date” is the date identified as such in your Award Letter;

(f)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(j)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date;

(k)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d)    Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b) (iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement date (or Agreed Settlement Date, if applicable) will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(f)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(g)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTD-C

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Agreed Settlement Date” has the meaning described in Section 2(c);

(b)    “Data” has the meaning described in Section 8;

(c)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(d)    “Dividend Equivalents” has the meaning described in Section 4;

(e)    “Forfeiture Date” is the date identified as such in your Award Letter;

(f)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(g)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(h)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(i)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(j)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the later of the Original Settlement Date or the Agreed Settlement Date.

(k)    “Separation from Service” shall have the meaning provided under Section 409A .

2.    Transfer and Restrictions.

(a)    Except as set forth in Section 3 herein, neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    At any time at least one calendar year prior to the Original Settlement Date, you and the Company may agree to postpone the date on which you are entitled to receive one share of Common Stock for each Restricted Stock Unit you hold, according to the deferral terms in place at the time, and provided the new date (the “Agreed Settlement Date”) is at least five years from the Original Settlement Date.

(d)    Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date (or Agreed Settlement Date, if applicable) will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(e)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date (or Agreed Settlement Date, if applicable) will become the date the change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date (or Agreed Settlement Date, if applicable).

(f)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, to agree to an Agreed Settlement Date, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(g)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, or you have exercised the conversion right described in Section 3 below, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Conversion to Deferred Compensation Plan

(a)    You are entitled to convert all or a portion of the Restricted Stock Units awarded to you as set forth in the letter and Dividend Equivalents into a contribution to The Procter & Gamble Deferred Compensation Plan (the “Deferred Compensation Plan”) once you reach age 50. Any such conversions must be completed during one of the Company's open window periods for executives and are subject to the Company's Insider Trading Policy and any other restrictions in place at the time of conversion (claw-back provisions, share ownership requirements, etc.).

(b)    The value of any contribution to the Deferred Compensation Plan resulting from the conversion of Restricted Stock Units and Dividend Equivalents shall be determined by multiplying the number of Restricted Stock Units to be converted by the closing price of the Company's common stock on the New York Stock Exchange on the date of conversion.

(c)    Contributions to the Deferred Compensation Plan resulting from the conversion of Restricted Stock Units will be placed into a notional account and administered in accordance with the terms and conditions set forth in that plan, as amended.

4.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date (or the Agreed Settlement Date, if applicable) whichever is later, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

5.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

6.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

7.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

8.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

9.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

10.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) The Procter & Gamble Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

11.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

12.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

13.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTN

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 7;

(b)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(c)    “Dividend Equivalents” has the meaning described in Section 3;

(d)    “Forfeiture Date” is the date identified as such in your Award Letter;

(e)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(f)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(g)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(h)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(i)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(j)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit (including all rights to receive Dividend Equivalents).

(b)    During the Forfeiture Period, your Restricted Stock Units (including all rights to receive Dividend Equivalents) will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    Upon your death or upon your Disability while you hold Restricted Stock Units and/or Dividend Equivalents, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in Control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b)(iv)), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan, and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect and you will cease to receive Dividend Equivalents associated with the Restricted Stock Units.

3.    Dividend Equivalents.

As a holder of Restricted Stock Units, during the period from the Grant Date until the Original Settlement Date, each time a cash dividend or other cash distribution is declared with respect to Common Stock, you will receive additional Restricted Stock Units (“Dividend Equivalents”). The number of such additional Restricted Stock Units will be determined as follows: multiply the number of Restricted Stock Units currently held by the per share amount of the cash dividend or other cash distribution on the Common Stock, and then divide the result by the price of the Common Stock on the date of the dividend or distribution. These Dividend Equivalent Restricted Stock Units will be subject to the same terms and conditions as the original Restricted Stock Units that gave rise to them, including forfeiture and settlement terms, except that if there is a fractional number of Dividend Equivalent Restricted Stock Units on the date they are to be settled, you will receive one share of Common Stock for the fractional Dividend Equivalent Restricted Stock Units.

4.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

5.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

6.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

7.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

8.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

9.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

10.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

11.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

12.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.

Form RTN2

THE PROCTER & GAMBLE COMPANY

STATEMENT OF TERMS AND CONDITIONS FOR RESTRICTED STOCK UNITS

THE PROCTER & GAMBLE 2009 STOCK AND INCENTIVE COMPENSATION PLAN

The Restricted Stock Units awarded to you as set forth in the letter you received from the Company (your “Award Letter”), and your ownership thereof, are subject to the following terms and conditions.

1.    Definitions.

For purposes of this Statement of Terms and Conditions for Restricted Stock Units (“Terms and Conditions”), all capitalized terms not defined in these Terms and Conditions will have the meanings described in The Procter & Gamble 2009 Stock and Incentive Compensation Plan (the “Plan”), and the following terms will have the following meanings.

(a)    “Data” has the meaning described in Section 6;

(b)    “Disability” shall have the meaning provided under Internal Revenue Code Section 409A and corresponding regulations (collectively “Section 409A”);

(c)    “Forfeiture Date” is the date identified as such in your Award Letter;

(d)    “Forfeiture Period” means the period from the Grant Date until the Forfeiture Date.

(e)    “Grant Date” means the date a Restricted Stock Unit was awarded to you, as identified in your Award Letter;

(f)    “Original Settlement Date” is the date identified as such in your Award Letter, as adjusted, if applicable, by Section 2;

(g)    “Procter & Gamble” means the Company and/or its Subsidiaries;

(h)    “Restricted Stock Unit” means an unfunded, unsecured promise by the Company, in accordance with these Terms and Conditions and the provisions of the Plan, to issue to you one share of Common Stock on the Original Settlement Date;

(i)    “Separation from Service” shall have the meaning provided under Section 409A.

2.    Transfer and Restrictions.

(a)    Neither Restricted Stock Units nor your interest in them may be sold, exchanged, transferred, pledged, hypothecated, given or otherwise disposed of by you at any time, except by will or by the laws of descent and distribution. Any attempted transfer of a Restricted Stock Unit, whether voluntary or involuntary on your part, will result in the immediate forfeiture to the Company, and cancellation, of the Restricted Stock Unit.

(b)    During the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled if you leave your employment with Procter & Gamble for any reason, except due to: (i) your Disability; (ii) death; or (iii) in certain circumstances, your Special Separation. In the event of your death or Disability during the Forfeiture Period, your Forfeiture Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability. In the event of your Special Separation during the Forfeiture Period, your Restricted Stock Units will be forfeited and cancelled unless otherwise agreed to in writing by the Company.

(c)    Upon your death or upon your Disability while you hold Restricted Stock Units, your Original Settlement Date will automatically and immediately become, without any further action by you or the Company, the date of your death or Disability, as applicable.

(d)    Upon the occurrence of a Change in control and in the event Article L, Paragraph 4(b) of the Plan applies, then notwithstanding anything in the Plan to the contrary (including Article L, Paragraph 4(b) (iv), (i) the Forfeiture Date (if any) shall become the date the Change in Control occurred, (ii) if the Change in Control occurrence meets the definitional requirements of a change in control as defined under Section 409A, your Original Settlement Date will become the date the Change in Control occurred, and the award will be settled in accordance with the terms of the Plan and (iii) if the Change in Control does not meet the Section 409A requirements, your award will be settled on the Original Settlement Date.

(e)    From time to time, the Company and/or the Committee may establish procedures with which you must comply in order to accept an award of Restricted Stock Units, or to settle your Restricted Stock Units, including requiring you to do so by means of electronic signature, or charging you an administrative fee for doing so.

(f)    Once your Restricted Stock Units have been settled by delivery to you of an equivalent number of shares of Common Stock, the Restricted Stock Units will have no further value, force or effect.

3.    Voting and Other Shareholder Rights.

A Restricted Stock Unit is not a share of Common Stock, and thus you are not entitled to any voting, dividend or other rights as a shareholder of the Company with respect to the Restricted Stock Units you hold.

4.    Suspension Periods and Termination.

The Company reserves the right from time to time to temporarily suspend your right to settle your Restricted Stock Units for shares of Common Stock where such suspension is deemed by the Company as necessary or appropriate and to the extent such action does not result in immediate taxation and penalties under Section 409A.

5.    Consent.

By accepting a Restricted Stock Unit, you acknowledge that: (i) the Plan is established voluntarily by The Procter & Gamble Company, is discretionary in nature, and may be amended, suspended or terminated at any time; (ii) the award of Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded repeatedly in the past; (iii) all decisions with respect to future Restricted Stock Unit awards, if any, will be at the sole discretion of the Company; (iv) your participation in the Plan is voluntary; (v) Restricted Stock Units are an extraordinary item and not part of normal or expected compensation or salary for any purpose, including without limitation calculating any termination, severance, resignation, redundancy, or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (vi) in the event that your employer is not the Company, the award of Restricted Stock Units will not be interpreted to form an employment relationship with the Company; and, furthermore, the award of Restricted Stock Units will not be interpreted to form an employment contract with any Procter & Gamble entity; (vii) the future value of Common Stock is unknown and cannot be predicted with certainty; and (viii) no claim or entitlement to compensation or damages arises from termination or forfeiture of Restricted Stock Units, or diminution in value of Restricted Stock Units or Common Stock received in settlement thereof, and you irrevocably release Procter & Gamble from any such claim that may arise.

6.    Data Privacy.

By accepting a Restricted Stock Unit, you explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, any Procter & Gamble entity or third party for the purpose of implementing, administering and managing your participation in the Plan. You understand that Procter & Gamble holds certain personal information about you, including without limitation your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in a Procter & Gamble entity, details of all options, Restricted Stock Units, or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipient's country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to any broker or other third party with whom you may elect to deposit any shares of Common Stock in connection with the settlement of your Restricted Stock Units. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data, or refuse or withdraw the consents contained in this paragraph, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

7.    Notices.

(a)    Any notice to Procter & Gamble that is required or appropriate with respect to Restricted Stock Units held by you must be in writing and addressed to:

The Procter & Gamble Company
ATTN: Corporate Secretary's Office
P.O. Box 599
Cincinnati, OH 45201

or such other address as Procter & Gamble may from time to time provide to you in writing.

(b)    Any notice to you that is required or appropriate with respect to Restricted Stock Units held or to be awarded to you will be provided to you in written or electronic form at any physical or electronic mail address for you that is on file with Procter & Gamble.

8.    Successors and Assigns.

These Terms and Conditions are binding on, and inure to the benefit of, (a) the Company and its successors and assigns; and (b) you and, if applicable, the representative of your estate.

9.    Governing Law.

The validity, interpretation, performance and enforcement of these Terms and Conditions, the Plan and your Restricted Stock Units will be governed by the laws of the State of Ohio, U.S.A. without giving effect to any other jurisdiction's conflicts of law principles. With respect to any dispute concerning these Terms and Conditions, the Plan and your Restricted Stock Units, you consent to the exclusive jurisdiction of the federal or state courts located in Hamilton County, Ohio, U.S.A.

10.    The Plan.

All Restricted Stock Units awarded to you have been awarded under the Plan. Certain provisions of the Plan may have been repeated or emphasized in these Terms and Conditions; however, all terms of the Plan, including but not limited to Article F, apply to you and your Restricted Stock Units whether or not they have been called out in these Terms and Conditions.

11.    Effect of These Terms and Conditions.

These Terms and Conditions and the terms of the Plan, which are incorporated herein by reference, describe the contractual rights awarded to you in the form of Restricted Stock Units, and the obligations imposed on you in connection with those rights. No right exists with respect to Restricted Stock Units except as described in these Terms and Conditions and the Plan.